UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange

Act
Date of Report (Date of Earliest Event Reported):
November 14, 2023
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 7.01. – Regulation FD Disclosure.
Beginning on

November 15,

2022, Cal-Maine

Foods, Inc. (the

“Company”) will be

participating in the

Stephens 2023 Annual
Investment

Conference

and

will

use

the

investor

presentation

included

as

Exhibit

99.1

hereto

(“Investor

Presentation”)

and
incorporated herein

by reference.

The fireside

chat presentation

by Sherman Miller,

president and

chief executive

officer and Max
Bowman,

vice

president

and

chief

financial

officer,

will

begin

at

approximately 10:00

a.m.

Central

Time on Wednesday,
November 15, 2023, and

will be available to investors

via a live audio

webcast. A link to the presentation and broadcast can be
found at the

investor relations

section of the

Company’s website, www.calmainefoods.com.

A

replay will

be available for

90 days.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, which are furnished herewith pursuant to and relate to this Item 7.01, shall not be deemed "filed"
for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 of this Current Report on Form 8-K and
Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder except as shall be expressly set forth by specific reference to this Form 8-K in such filing or document.
Item 9.01.

Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
99.1
Investor Presentation
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements for the Securities Exchange

Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: November 14, 2023
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer